Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
02635PTB9
22238HAG5
74432QAG0
Issuer
AMERICAN GENERAL FINANCE CORP
COUNTRYWIDE FINANCIAL CORP
PRUDENTIAL FINANCIAL INC
Underwriters
BoA, DBSI, HSBC, BNY, Keybanc Capital
Markets, RBC Capital Markets, Scotia Capital
BoA, HSBC, JP Morgan, Lehman Brothers
Citigroup, JP Morgan, BNY, Harris Nesbitt,
HSBC, Mellon Financial, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AIG 4.875% 7/15/2012
CFC 4.5% 6/15/2010
PRU 4.75% 6/13/2015
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/6/2005
6/8/2005
6/8/2005
Total amount of offering sold to QIBs
700,000,000
500,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
700,000,000
500,000,000
250,000,000
Public offering price
 $        99.89
 $           99.81
 $              99.84
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.40%
0.35%
0.875%
Rating
A1/A+
A3/A
A3/A-
Current yield
4.89%
4.54%
4.77%
Benchmark vs Spread (basis points)
96 bp
82.5 bp
80.75 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
1,515,000
 $
1,513,394
0.22%
-0.12%
0.34%
8/3/2005
SVS II Total Return Portfolio
Chicago
895,000
 $                   894,051
0.13%
-0.12%
2.63%
8/3/2005
New York Funds







Scudder Lifecycle Short Range Fund
New York
1,330,000
 $
1,328,590
0.19%
-0.46%
0.49%
8/2/2005
Scudder Lifecycle Mid Range Fund
New York
95,000
 $                     94,899
0.01%
-0.46%
1.40%
8/2/2005
Total

2,410,000
 $
2,407,445
0.55%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
026874AW7
571748AP7
59156RAN8
Issuer
AMERICAN INTERNATIONAL GROUP
MARSH & MCLENNAN
METLIFE INC
Underwriters
Citigroup, Lehman Brothers, Goldman Sachs,
DBSI, Morgan Stanley, UBS, JP Morgan, Barclays
BoA, Citigroup, DBSI, Goldman Sachs, Merrill
Lynch, UBS, ABN Amro, Morgan Stanley, Scotia
Capital, Wells Fargo
BoA, DBSI, Goldman Sachs, JP Morgan,
Wachovia, ABN Amro, AG Edwards, BNP
Paribas, Guzman & Co, HSBC, Piper Jaffray,
Ramirez & Co, Raymond James, Siebert Capital
Markets, Toussant Capital Markets, Wells Fargo,
Williams Capital Group
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AIG 5.05% 10/1/2015
MMC 5.75% 9/15/2015
MET 5% 6/15/2015
Is the affiliate a manager or co-manager of offering?
Co-Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/22/2005
9/13/2005
6/20/2005
Total amount of offering sold to QIBs
1,000,000,000
750,000,000
1,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,000,000,000
750,000,000
1,000,000,000
Public offering price
 $                 99.67
 $                   99.75
 $                   99.73
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.24%
0.45%
0.40%
Rating
Aa2/AA
Baa2/BBB
A2/A
Current yield
5.09%
5.78%
5.04%
Benchmark vs Spread (basis points)
80 bp
155 bp
85 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
3,400,000
 $                 3,388,644
0.34%
-0.29%
-0.70%
9/30/2005
Chicago Funds







Scudder Total Return Fund
Chicago
2,900,000
 $                 2,890,314
0.29%
-0.29%
0.44%
9/30/2005
SVS II Fixed Income Portfolio
Chicago
1,500,000
 $                 1,494,990
0.15%
-0.29%
-0.67%
9/30/2005
SVS II Total Return Portfolio
Chicago
900,000
 $                   896,994
0.09%
-0.29%
0.45%
9/30/2005
New York Funds







Scudder Fixed Income Fund
New York
5,700,000
 $                 5,680,962
0.57%
-0.29%
-0.48%
9/30/2005
Total

14,400,000
 $               14,351,904
1.44%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
165167BR7
165167BM8
165167BK2
Issuer
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
Underwriters
BoA, Bear Stearns, CSFB, Lehman Brothers, UBS,
Citigroup, DBSI, Goldman Sachs, Morgan Stanley,
Wachovia, ABN Amro, Nesbitt Burns, BNP
Paribas, Bosc Inc, Calyon, Comerica, Fortis, Piper
Jaffray
BoA, CSFB, DBSI, Lehman Brothers, UBS, Bear
Stearns, BNP Paribas, Citigroup, Morgan Stanley,
ABN Amro, Bosc Inc, Calyon, Comerica, Fortis,
Harris Nesbitt, Piper Jaffray, RBC Dominion, RBS
Greenwich Capital
BoA, CSFB, DBSI, Lehman Brothers, UBS, Bear
Stearns, BNP Paribas, Citgroup, Comerica, Morgan
Stanley, Raymond James, RBC Capital Markets,
Suntrust, TD Waterhouse, Wells Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 6.5% 8/15/2017
CHK 6.625% 1/15/2016
CHK 6.375% 6/15/2015
Is the affiliate a manager or co-manager of offering?
Senior Co-Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/11/2005
4/13/2005
12/1/2004
Total amount of offering sold to QIBs
600,000,000
600,000,000
600,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
600,000,000
600,000,000
Public offering price
 $         98.98
 $            99.07
 $         99.06
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.63%
1.63%
1.75%
Rating
Ba2/BB-
Ba2/BB-
Ba2/BB-
Current yield
6.63%
6.75%
6.75%
Benchmark vs Spread (basis points)
230 bp
175 bp
189 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
725,000
 $                   717,583
0.12%
2.80%
0.21%
9/30/2005
SVS I Bond Portfolio
Boston
161,000
 $                   159,353
0.03%
2.80%
0.29%
9/30/2005
Chicago Funds







Scudder High Income Fund
Chicago
3,860,000
 $                 3,820,512
0.64%
2.80%
-0.46%
9/30/2005
Scudder High Income Trust
Chicago
420,000
 $                   415,703
0.07%
2.80%
-0.88%
9/30/2005
Scudder Multi-Market Income Trust
Chicago
215,000
 $                   212,801
0.04%
2.80%
1.89%
9/30/2005
Scudder Strategic Income Fund
Chicago
275,000
 $                   272,187
0.05%
2.80%
0.35%
9/30/2005
Scudder Strategic Income Trust
Chicago
50,000
 $                     49,489
0.01%
2.80%
1.92%
9/30/2005
Scudder Total Return Fund
Chicago
818,000
 $                   809,632
0.14%
2.80%
-0.11%
9/30/2005
SVS II Fixed Income Portfolio
Chicago
309,000
 $                   305,839
0.05%
2.80%
0.34%
9/30/2005
SVS II High Income Portfolio
Chicago
690,000
 $                   682,941
0.12%
2.80%
-0.49%
9/30/2005
SVS II Strategic Income Portfolio
Chicago
60,000
 $                     59,386
0.01%
2.80%
0.44%
9/30/2005
SVS II Total Return Portfolio
Chicago
276,000
 $                   273,177
0.05%
2.80%
-0.18%
9/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
222,000
 $                   219,729
0.04%
2.80%
0.05%
9/30/2005
New York Funds







Scudder High Income Plus Fund
New York
640,000
 $                   633,453
0.11%
2.80%
-0.46%
9/30/2005
Scudder Lifecycle Long Range Fund
New York
268,000
 $                   265,258
0.04%
2.80%
0.23%
9/30/2005
Scudder Limited Duration Plus Fund
New York
35,000
 $                     34,642
0.01%
2.80%
0.58%
9/30/2005
Total

9,024,000
 $                 8,931,684
1.50%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
413627AV2
552953AQ4
983130AB1
Issuer
HARRAHS OPERATING CO
MGM MIRAGE
WYNN LAS VEGAS
Underwriters
Barclays, Citigroup, BoA, Bear Stearns, BNP
Paribas, Commerce Bank, Daiwa Securities, DBSI,
Goldman Sachs, JP Morgan, Morgan Stanley,
Ramirez & Co, Scotia Capital, Wells Fargo
Merrill Lynch, Morgan Stanley
BoA, Bear Stearns, DBSI, JP Morgan, SG
Americas
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HET 5.75% 10/1/2017
MGM 6.625% 7/15/2015
WYNN 6.625% 12/1/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
Joint Lead Managers
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/21/2005
6/9/2005
11/22/2004
Total amount of offering sold to QIBs
750,000,000
500,000,000
1,300,000,000
Total amount of any concurrent public offering
0
0
0
Total
750,000,000
500,000,000
1,300,000,000
Public offering price
 $ 99.35
 $   100.00
 $    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.30%
0.75%
0.20%
Rating
Baa3/BBB-
Ba2/BB
B2/B+
Current yield
5.83%
6.63%
6.63%
Benchmark vs Spread (basis points)
165 bp
251 bp
317 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
2,108,000
 $                 2,094,277
0.28%
-1.48%
-0.63%
9/30/2005
SVS I Bond Portfolio
Boston
840,000
 $                   834,532
0.11%
-1.48%
-0.57%
9/30/2005
Chicago Funds







SVS II Total Return Portfolio
Chicago
393,000
 $                   390,442
0.05%
-1.48%
-0.67%
9/30/2005
New York Funds







Scudder Lifecycle Long Range Fund
New York
298,000
 $                   296,060
0.04%
-1.48%
-0.96%
9/30/2005
Scudder Fixed Income Fund
New York
1,787,000
 $                 1,775,367
0.24%
-1.48%
-0.39%
9/30/2005
Total

5,426,000
 $                 5,390,677
0.72%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
571748AP7
02635PTB9
459745FQ3
Issuer
MARSH & MCLENNAN
AMERICAN GENERAL FINANCE
INTERNATIONAL LEASE FINANCE CORP
Underwriters
BoA, Citigroup, DBSI, Goldman Sachs, Merrill
Lynch, UBS, ABN Amro, Morgan Stanley, Scotia
Capital, Wells Fargo
BoA, DBSI, HSBC, BNY Capital Markets,
Keybanc Capital Markets, RBC Capital Markets,
Scotia Capital
BNP Paribas, DBSI, HSBC, JP Morgan, Mitsubishi
UFJ Securities, Scotia Capital, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MMC 5.75% 9/15/2015
AIG 4.875% 7/15/2012
AIG 4.875% 9/1/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/13/2005
7/6/2005
8/18/2005
Total amount of offering sold to QIBs
750,000,000
700,000,000
600,000,000
Total amount of any concurrent public offering
0
0
0
Total
750,000,000
700,000,000
600,000,000
Public offering price
 $      99.75
 $       99.89
 $          99.85
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
0.40%
0.30%
Rating
Baa2/BBB
A1/A+
A1/AA-
Current yield
5.78%
4.89%
4.91%
Benchmark vs Spread (basis points)
165 bp
80 bp
75 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
1,845,000
 $                 1,840,424
0.25%
-0.80%
-0.86%
9/30/2005
Chicago







Scudder Total Return Fund
Chicago
1,565,000
 $                 1,561,119
0.21%
-0.80%
-0.21%
9/30/2005
SVS II Fixed Income Portfolio
Chicago
815,000
 $                   812,979
0.11%
-0.80%
-0.76%
9/30/2005
SVS II Total Return Portfolio
Chicago
520,000
 $                   518,710
0.07%
-0.80%
-0.31%
9/30/2005
Total

4,745,000
 $                 4,733,232
0.63%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
552953AT8
552953AQ4
983130AB1
Issuer
MGM MIRAGE INC
MGM MIRAGE INC
WYNN RESORTS LTD
Underwriters
BoA, Citigroup, DBSI, Merrill Lynch
Merrill Lynch, Morgan Stanley
BoA, Bear Stearns, DBSI, JP Morgan, SG
Americas
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MGM 6.625% 7/15/2015
MGM 6.625% 7/15/2015
WYNN 6.625% 12/1/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/25/2005
6/9/2005
11/22/2004
Total amount of offering sold to QIBs
375,000,000
500,000,000
1,300,000,000
Total amount of any concurrent public offering
0
0
0
Total
375,000,000
500,000,000
1,300,000,000
Public offering price
 $           101.38
 $           100.00
 $            100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.63%
0.75%
2.00%
Rating
Ba2/BB
Ba2/BB
B2/B+
Current yield
6.43%
6.63%
6.63%
Benchmark vs Spread (basis points)
226 bp
228 bp
303 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
370,000
 $                   375,088
0.10%
-2.47%
-0.55%
9/30/2005
SVS I Bond Portfolio
Boston
80,000
 $                     81,100
0.02%
-2.47%
-0.43%
9/30/2005
Chicago Funds







Scudder High Income Fund
Chicago
965,000
 $                   978,269
0.26%
-2.47%
-0.95%
9/30/2005
Scudder High Income Trust
Chicago
100,000
 $                   101,375
0.03%
-2.47%
-1.21%
9/30/2005
Scudder Multi-Market Income Trust
Chicago
55,000
 $                     55,756
0.01%
-2.47%
1.48%
9/30/2005
Scudder Strategic Income Fund
Chicago
70,000
 $                     70,963
0.02%
-2.47%
-0.14%
9/30/2005
Scudder Strategic Income Trust
Chicago
15,000
 $                     15,206
0.00%
-2.46%
1.49%
9/30/2005
Scudder Total Return Fund
Chicago
315,000
 $                   319,331
0.08%
-2.47%
0.88%
9/30/2005
SVS II Fixed Income Portfolio
Chicago
130,000
 $                   131,788
0.03%
-2.47%
-0.51%
9/30/2005
SVS II High Income Portfolio
Chicago
175,000
 $                   177,406
0.05%
-2.47%
-0.85%
9/30/2005
SVS II Strategic Income Portfolio
Chicago
15,000
 $                     15,206
0.00%
-2.46%
-0.09%
9/30/2005
SVS II Total Return Portfolio
Chicago
105,000
 $                   106,444
0.03%
-2.47%
0.85%
9/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
160,000
 $                   162,200
0.04%
-2.47%
-0.72%
9/30/2005
New York Funds







Scudder High Income Plus Fund
New York
160,000
 $                   162,200
0.04%
-2.47%
-0.95%
9/30/2005
Scudder Lifecycle Long Range Fund
New York
115,000
 $                   116,581
0.03%
-2.47%
1.33%
9/30/2005
Scudder Lifecycle Mid Range Fund
New York
5,000
 $                       5,069
0.00%
-1.11%
-2.48%
9/16/2005
Scudder Lifecycle Short Range Fund
New York
5,000
 $                       5,069
0.00%
-1.11%
-1.20%
9/16/2005
Scudder Limited Duration Plus Fund
New York
50,000
 $                     50,688
0.01%
-2.47%
0.58%
9/30/2005
Total

2,890,000
 $                 2,929,738
0.77%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
9297664U4
64352VMA6
02660TET6
Issuer
WACHOVIA BANK COMMERCIAL
MORTGAGE TRUST
NEW CENTURY HOME EQUITY LOAN
TRUST
AMERICAN HOME MORTGAGE
INVESTMENT TRUST
Underwriters
Wachovia, DSBI, Goldman Sachs, Merrill Lynch,
Nomura
BoA, Countrywide Securities, Bear Stearns,
Northeast Securities
Lehman Brothers, Bear Stearns, UBS, RBS
Greenwich Capital, Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WBMCT 2005-C20 AJ 5.296% 7/15/2042
NHCET 1005-A A6 4.594% 8/25/2035
AHM 2005-2 5A3 5.077% 9/25/2035
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Wachovia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/11/2005
6/16/2005
6/22/2005
Total amount of offering sold to QIBs
274,788,000
88,386,000
243,690,000
Total amount of any concurrent public offering
0
0
0
Total
274,788,000
88,386,000
243,690,000
Public offering price
 $      100.49
 $       100.00
 $      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.18%
0.18%
0.15%
Rating
AAA/AAA
AAA/AAA
Aaa/AAA
Current yield
5.18%
4.59%
5.08%
Benchmark vs Spread (basis points)
35 bp
60 bp
85 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
3,135,000
 $                 3,150,352
1.14%
0.17%
0.34%
9/30/2005
Total

3,135,000
 $                 3,150,352
1.14%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
045056AA6
638588AD5
640096AA1
Issuer
ASHTEAD HOLDINGS PLC
NATIONSRENT INC
NEFF CORPORATION
Underwriters
Citigroup, DBSI, JP Morgan
Jefferies & Co.
CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AHTLN 8.625% 8/1/2015
NATREN 9.5% 5/1/2015
NEFFRT 11.25% 6/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/21/2005
4/21/2005
6/30/2005
Total amount of offering sold to QIBs
250,000,000
150,000,000
245,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
150,000,000
245,000,000
Public offering price
 $         100.00
 $           100.00
 $          100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.00%
2.50%
Rating
B2/B
Caa1/B-
Caa1/B-
Current yield
8.63%
9.50%
11.25%
Benchmark vs Spread (basis points)
442 bp
446 bp
616 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
40,000
 $                     40,000
0.02%
2.03%
0.00%
7/21/2005
SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%
1.75%
0.00%
7/21/2005
Chicago Funds







Scudder High Income Fund
Chicago
2,185,000
 $                 2,185,000
0.87%
2.03%
0.00%
7/21/2005
Scudder High Income Trust
Chicago
240,000
 $                   240,000
0.10%
2.03%
0.00%
7/21/2005
Scudder Multi-Market Income Trust
Chicago
120,000
 $                   120,000
0.05%
2.03%
0.00%
7/21/2005
Scudder Strategic Income Fund
Chicago
165,000
 $                   165,000
0.07%
2.05%
0.00%
7/21/2005
Scudder Strategic Income Trust
Chicago
30,000
 $                     30,000
0.01%
2.08%
0.00%
7/21/2005
Scudder Total Return Fund
Chicago
170,000
 $                   170,000
0.07%
2.02%
0.00%
7/21/2005
SVS II High Income Portfolio
Chicago
390,000
 $                   390,000
0.16%
2.04%
0.00%
7/21/2005
SVS II Strategic Income Portfolio
Chicago
35,000
 $                     35,000
0.01%
1.89%
0.00%
7/21/2005
SVS II Total Return Portfolio
Chicago
55,000
 $                     55,000
0.02%
2.05%
0.00%
7/21/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
40,000
 $                     40,000
0.02%
2.03%
0.00%
7/21/2005
New York Funds







Scudder High Income Plus Fund
New York
360,000
 $                   360,000
0.14%
2.03%
0.00%
7/21/2005
Scudder Limited Duration Plus
New York
20,000
 $                     20,000
0.01%
2.19%
0.00%
7/21/2005
Total

3,860,000
 $                 3,860,000
1.54%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
14985VAA9
983130AB1
682391AA5
Issuer
CCM MERGER INC.
WYNN RESORTS LTD.
HOOTERS CASINO HOTEL LAS VEGAS
Underwriters
DBSI, Merrill Lynch
BoA, Bear Stearns, DBSI, JP Morgan, SG
Americas
Jefferies, Wells Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MOTOR 8% 8/1/2013
WYNN 6.625% 12/1/2014
HOOTER 8.75% 4/1/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/14/2005
11/22/2004
3/23/2005
Total amount of offering sold to QIBs
300,000,000
1,300,000,000
130,000,000
Total amount of any concurrent public offering
0
0
0
Total
300,000,000
1,300,000,000
130,000,000
Public offering price
 $          100.00
 $         100.00
 $         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.88%
2.00%
2.50%
Rating
B3/B-
B2/B+
B3/B-
Current yield
8.00%
6.63%
8.75%
Benchmark vs Spread (basis points)
389 bp
263 bp
466 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
10,000
 $                     10,000
0.00%
2.34%
0.15%
7/20/2005
Chicago Funds







Scudder High Income Fund
Chicago
560,000
 $                   560,000
0.19%
2.34%
0.18%
7/20/2005
Scudder High Income Trust
Chicago
60,000
 $                     60,000
0.02%
2.34%
0.00%
7/20/2005
Scudder Multi-Market Income Trust
Chicago
30,000
 $                     30,000
0.01%
2.34%
0.10%
7/20/2005
Scudder Strategic Income Fund
Chicago
40,000
 $                     40,000
0.01%
2.34%
0.21%
7/20/2005
Scudder Total Return Fund
Chicago
45,000
 $                     45,000
0.02%
2.34%
0.55%
7/20/2005
SVS II High Income Fund
Chicago
105,000
 $                   105,000
0.04%
2.34%
0.12%
7/20/2005
SVS II Strategic Income Portfolio
Chicago
10,000
 $                     10,000
0.00%
2.34%
0.18%
7/20/2005
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.01%
2.34%
0.67%
7/20/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
10,000
 $                     10,000
0.00%
2.34%
0.15%
7/20/2005
New York







Scudder High Income Plus Fund
New York
90,000
 $                     90,000
0.03%
2.34%
0.18%
7/20/2005
Total

975,000
 $                   975,000
0.33%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
171232AG6
125577AQ9
7591EPAA8
Issuer
CHUBB CORP
CIT GROUP INC
REGIONS FINANCIAL CORP
Underwriters
Citigroup, DBSI, Goldman Sachs, Merrill Lynch
CSFB, DBSI, HSBC
Morgan Keegan, Morgan Stanley, Bear Stearns, JP
Morgan, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CB 4.934% 11/16/2007
CIT 4.75% 8/15/2008
RF 4.5% 8/8/2008
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/11/2005
8/8/2005
8/3/2005
Total amount of offering sold to QIBs
599,532,380
300,000,000
350,000,000
Total amount of any concurrent public offering
0
0
0
Total
599,532,380
300,000,000
350,000,000
Public offering price
 $          100.63
 $             99.91
 $          99.89
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.25%
0.30%
0.20%
Rating
A2/A
A2/A
A1/A
Current yield
4.65%
4.78%
4.54%
Benchmark vs Spread (basis points)
156 bp
55 bp
48 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
1,730,000
 $                 1,740,916
0.29%
-0.25%
0.21%
9/30/2005
SVS I Bond Portfolio
Boston
390,000
 $                   392,461
0.07%
-0.25%
0.29%
9/30/2005
Chicago Funds







Scudder Total Return Fund
Chicago
1,425,000
 $                 1,433,992
0.24%
-0.25%
-0.11%
9/30/2005
SVS II Total Return Portfolio
Chicago
480,000
 $                   483,029
0.08%
-0.25%
-0.18%
9/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
405,000
 $                   407,556
0.07%
-0.25%
0.05%
9/30/2005
New York Funds







Scudder Short Duration Fund
New York
390,000
 $                   392,461
0.07%
-0.25%
0.49%
9/30/2005
Total

4,820,000
 $                 4,850,414
0.80%











Security Purchased
Comparison Security
Comparison Security
Cusip
38821GAG6
165167BM8
280146AA9
Issuer
GRANT PRIDECO INC
CHESAPEAKE ENERGY CORP
EDGEN SPECIALTY PIPE
Underwriters
 BoA, Citigroup, CSFB, DBSI, JP Morgan, Natexis
Bleichroeder
BoA, CSFB, DBSI, Lehman Brothers, UBS
Jefferies
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GRP 6.125% 08/15/2015
CHK 6.625% 01/15/2016
EDGEN 9.875% 2/1/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Lead Manager
N/A
Name of underwriter or dealer from which purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/14/2005
4/13/2005
1/25/2005
Total amount of offering sold to QIBs
200,000,000
600,000,000
105,000,000
Total amount of any concurrent public offering
0
0
0
Total
200,000,000
600,000,000
105,000,000
Public offering price
 $        100.00
 $        99.07
 $        100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.44%
1.63%
3.00%
Rating
Ba2/BB
Ba3/BB-
B3/B-
Current yield
6.13%
6.75%
9.88%
Benchmark vs Spread (basis points)
194 bp
173 bp
611 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
15,000
 $                     15,000
0.01%
0.63%
0.21%
9/29/2005
Chicago Funds







Scudder High Income Trust
Chicago
85,000
 $                     85,000
0.04%
0.66%
0.00%
7/14/2005
Scudder High Income Fund
Chicago
795,000
 $                   795,000
0.40%
0.67%
0.00%
7/14/2005
Scudder Multi-Market Income Trust
Chicago
45,000
 $                     45,000
0.02%
0.67%
0.00%
7/14/2005
Scudder Strategic Income Fund
Chicago
60,000
 $                     60,000
0.03%
0.67%
0.00%
7/14/2005
Scudder Strategic Income Trust
Chicago
10,000
 $                     10,000
0.01%
0.75%
0.00%
7/14/2005
Scudder Total Return Fund
Chicago
65,000
 $                     65,000
0.03%
0.67%
0.00%
7/14/2005
SVS II High Income Portfolio
Chicago
140,000
 $                   140,000
0.07%
0.67%
0.00%
7/14/2005
SVS II Strategic Income Portfolio
Chicago
15,000
 $                     15,000
0.01%
0.63%
0.00%
7/14/2005
SVS II Total Return Portfolio
Chicago
20,000
 $                     20,000
0.01%
0.69%
0.00%
7/14/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
15,000
 $                     15,000
0.01%
0.63%
0.00%
7/14/2005
New York Funds







Scudder High Income Plus Fund
New York
130,000
 $                   130,000
0.07%
0.66%
0.00%
7/14/2005
Total

1,395,000
 $                 1,395,000
0.70%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
58446VAC5
25459HAC9
1248EPAD5
Issuer
MEDIACOM BROADBAND LLC
DIRECTV HOLDINGS
CCO HOLDINGS LLC
Underwriters
BoA, Citigroup, CSFB, JP Morgan, Wachovia,
DBSI, Harris Nesbitt
BoA, CSFB
Citigroup, CSFB, BoA, DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MCCC 8.5% 10/15/2015
DTV 6.375% 6/15/2015
CHTR 0% 12/15/2010
Is the affiliate a manager or co-manager of offering?
Initial Purchaser
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/16/2005
6/8/2005
12/1/2004
Total amount of offering sold to QIBs
200,000,000
1,000,000,000
550,000,000
Total amount of any concurrent public offering
0
0
0
Total
200,000,000
1,000,000,000
550,000,000
Public offering price
 $       98.36
 $         99.09
 $        100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
1.00%
1.88%
Rating
B2/B
Ba2/BB-
B3/CCC-
Current yield
8.75%
6.50%
0.00%
Benchmark vs Spread (basis points)
454 bp
164 bp
491 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
30,000
 $                     29,508
0.02%
-1.89%
-0.17%
9/30/2005
Chicago Funds







Scudder High Income Fund
Chicago
2,200,000
 $                 2,163,920
1.10%
-1.89%
-0.46%
9/30/2005
Scudder High Income Trust
Chicago
240,000
 $                   236,064
0.12%
-1.89%
-0.72%
9/30/2005
Scudder Multi-Market Income Trust
Chicago
125,000
 $                   122,950
0.06%
-1.89%
1.68%
9/30/2005
Scudder Strategic Income Fund
Chicago
160,000
 $                   157,376
0.08%
-1.89%
0.14%
9/30/2005
Scudder Strategic Income Trust
Chicago
30,000
 $                     29,508
0.02%
-1.89%
1.70%
9/30/2005
Scudder Total Return Fund
Chicago
160,000
 $                   157,376
0.08%
-1.89%
0.77%
9/30/2005
SVS II High Income Portfolio
Chicago
395,000
 $                   388,522
0.20%
-1.89%
-0.37%
9/30/2005
SVS II Strategic Income Portfolio
Chicago
35,000
 $                     34,426
0.02%
-1.89%
0.17%
9/30/2005
SVS II Total Return Portfolio
Chicago
55,000
 $                     54,098
0.03%
-1.89%
0.67%
9/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
40,000
 $                     39,344
0.02%
-1.89%
-0.36%
9/30/2005
New York Funds







Scudder High Income Plus Fund
New York
365,000
 $                   359,014
0.18%
-1.89%
-0.46%
9/30/2005
Scudder Limited Duration Plus Fund
New York
20,000
 $                     19,672
0.01%
-1.89%
0.48%
9/30/2005
Total

3,855,000
 $                 3,791,778
1.93%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
64016AAA3
693522AA2
44701RAF7
Issuer
NELL AF SARL
PQ CORPORATION
HUNTSMAN CORPORATION
Underwriters
CSFB, Merrill Lynch, ABN Amro, Citigroup,
DBSI
CSFB, JP Morgan, UBS
Citigroup, CSFB, DBSI, JP Morgan, UBS, Merrill
Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NELL 8.375% 8/15/2015
PQCOR 7.5% 2/15/2013
HUNTSM 11.5% 7/15/2012
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/4/2005
2/3/2005
6/15/2004
Total amount of offering sold to QIBs
615,000,000
275,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
615,000,000
275,000,000
300,000,000
Public offering price
 $       100.00
 $       100.00
 $       100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.63%
2.25%
Rating
B2/B-
B3/B-
B2/B
Current yield
8.38%
7.50%
11.50%
Benchmark vs Spread (basis points)
408 bp
307 bp
150 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
105,000
 $                   105,000
0.02%
1.75%
0.00%
8/4/2005
Chicago Funds







Scudder High Income Fund
Chicago
3,730,000
 $                 3,730,000
0.61%
1.85%
0.00%
8/4/2005
Scudder High Income Trust
Chicago
385,000
 $                   385,000
0.06%
1.83%
0.00%
8/4/2005
Scudder Multi-Market Income Trust
Chicago
210,000
 $                   210,000
0.03%
1.84%
0.00%
8/4/2005
Scudder Strategic Income Fund
Chicago
280,000
 $                   280,000
0.05%
1.83%
0.00%
8/4/2005
Scudder Strategic Income Trust
Chicago
75,000
 $                     75,000
0.01%
1.75%
0.00%
8/4/2005
Scudder Total Return Fund
Chicago
250,000
 $                   250,000
0.04%
1.84%
0.00%
8/4/2005
SVS II High Income Portfolio
Chicago
665,000
 $                   665,000
0.11%
1.85%
0.00%
8/4/2005
SVS II Strategic Income Portfolio
Chicago
75,000
 $                     75,000
0.01%
1.87%
0.00%
8/4/2005
SVS II Total Return Portfolio
Chicago
80,000
 $                     80,000
0.01%
1.88%
0.00%
8/4/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
130,000
 $                   130,000
0.02%
1.75%
0.00%
8/4/2005
New York Funds







Scudder High Income Plus Fund
New York
615,000
 $                   615,000
0.10%
1.85%
0.00%
8/4/2005
Scudder Limited Duration Plus Fund
New York
75,000
 $                     75,000
0.01%
1.75%
0.00%
8/4/2005
Total

6,675,000
 $                 6,675,000
1.09%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
85771TAD63
15101QAC5
87922RAD4
Issuer
STATS CHIPPAC LTD
CELESTICA
TELCORDIA TECHNOLOGIES
Underwriters
CSFB, DBSI
BoA, Citigroup, DBSI, CIBC Bank, Keybank,
RBC Capital Markets, Scotia Capital, Wachovia
Bear Stearns, DBSI, JP Morgan, Lehman Brothers
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
STATSP 7.5% 7/19/2010
CLS 7.625% 7/01/2013
TELCOR 10% 3/15/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/12/2005
6/16/2005
3/11/2005
Total amount of offering sold to QIBs
150,000,000
250,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
150,000,000
250,000,000
300,000,000
Public offering price
 $  100.00
 $    100.00
 $  100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.60%
1.50%
2.75%
Rating
Ba2/BB
B2/B
B3/B-
Current yield
7.50%
7.63%
10.00%
Benchmark vs Spread (basis points)
358 bp
325 bp
694 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
20,000
 $                     20,000
0.01%
0.69%
0.00%
7/12/2005
Chicago Funds







Scudder High Income Fund
Chicago
1,095,000
 $                 1,095,000
0.73%
0.69%
0.00%
7/12/2005
Scudder High Income Trust
Chicago
120,000
 $                   120,000
0.08%
0.69%
0.00%
7/12/2005
Scudder Multi-Market Income Trust
Chicago
60,000
 $                     60,000
0.04%
0.69%
0.00%
7/12/2005
Scudder Strategic Income Fund
Chicago
80,000
 $                     80,000
0.05%
0.69%
0.00%
7/12/2005
Scudder Strategic Income Trust
Chicago
15,000
 $                     15,000
0.01%
0.71%
0.00%
7/12/2005
Scudder Total Return Fund
Chicago
90,000
 $                     90,000
0.06%
0.69%
0.00%
7/12/2005
SVS II High Income Portolio
Chicago
195,000
 $                   195,000
0.13%
0.68%
0.00%
7/12/2005
SVS II Strategic Income Portfolio
Chicago
15,000
 $                     15,000
0.01%
0.71%
0.00%
7/12/2005
SVS II Total Return Portfolio
Chicago
30,000
30,000
0.02%
0.69%
0.00%
7/12/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
20,000
 $                     20,000
0.01%
0.69%
0.00%
7/12/2005
New York Funds







Scudder High Income Plus Fund
New York
180,000
 $                   180,000
0.12%
0.69%
0.00%
7/12/2005
Scudder Limited Duration Plus Fund
New York
10,000
 $                     10,000
0.01%
0.75%
0.00%
7/12/2005
Total

1,930,000
 $                 1,930,000
1.29%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
867363AG8
87922RAD4
00506TAB1
Issuer
SUNGARD DATA SYSTEMS INC
TELCORDIA TECHNOLOGIES
ACTIVANT SOLUTIONS INC
Underwriters
Citigroup, DBSI, Goldman Sachs, JP Morgan,
Morgan Stanley
Bear Stearns, DBSI, JP Morgan, Lehman Brothers
DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SDS 0% Float 8/15/2013
TELCOR 10% 3/15/2013
COOPCP Float 10% 4/1/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/27/2005
3/11/2005
3/10/2005
Total amount of offering sold to QIBs
400,000,000
300,000,000
120,000,000
Total amount of any concurrent public offering
0
0
0
Total
400,000,000
300,000,000
120,000,000
Public offering price
 $      100.00
 $       100.00
 $      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.75%
2.75%
Rating
B3/B-
B3/B-
B2/B+
Current yield
0.00%
10.00%
10.00%
Benchmark vs Spread (basis points)
450 bp
589 bp
599 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
10,000
 $                     10,000
0.00%
3.25%
-0.15%
8/2/2005
Chicago Funds







Scudder High Income Fund
Chicago
570,000
 $                   570,000
0.14%
3.25%
0.36%
8/2/2005
Scudder High Income Trust
Chicago
60,000
 $                     60,000
0.02%
3.25%
0.33%
8/2/2005
Scudder Multi-Market Income Trust
Chicago
30,000
 $                     30,000
0.01%
3.25%
0.31%
8/2/2005
Scudder Strategic Income Fund
Chicago
40,000
 $                     40,000
0.01%
3.25%
0.21%
8/2/2005
Scudder Total Return Fund
Chicago
40,000
 $                     40,000
0.01%
3.25%
0.54%
8/2/2005
SVS II High Income Portfolio
Chicago
100,000
 $                   100,000
0.03%
3.25%
0.25%
8/2/2005
SVS II Strategic Income Portfolio
Chicago
10,000
 $                     10,000
0.00%
3.25%
0.00%
8/2/2005
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.00%
3.25%
0.53%
8/2/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
10,000
 $                     10,000
0.00%
3.25%
-0.10%
8/2/2005
New York Funds







Scudder High Income Plus Fund
New York
90,000
 $                     90,000
0.02%
3.25%
0.36%
8/2/2005
Total

975,000
 $                   975,000
0.24%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
867363AF0
87922RAD4
800907AG2
Issuer
SUNGARD DATA SYSTEMS INC
TELCORDIA TECHNOLOGIES
SANMINA-SCI CORP
Underwriters
Citigroup, DBSI, Goldman Sachs, JP Morgan
Securities, Morgan Stanley
Bear Stearns, DBSI, JP Morgan, Lehman Brothers
BoA, Citigroup, Merrill Lynch, ABN Amro, DBSI,
Key Capital Markets, Piper Jaffray, Scotia Capital,
Wells Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SDS 9.125%  8/15/2013
TELCOR 10% 3/15/2013
SANM 6.75% 3/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/27/2005
3/11/2005
2/16/2005
Total amount of offering sold to QIBs
1,600,000,000
300,000,000
400,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,600,000,000
300,000,000
400,000,000
Public offering price
 $       100.00
 $         100.00
 $       100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.75%
2.00%
Rating
B3/B-
B3/B-
B1/B
Current yield
9.13%
10.00%
6.75%
Benchmark vs Spread (basis points)
494 bp
589 bp
262 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
10,000
 $                     10,000
0.00%
4.00%
0.00%
7/29/2005
Chicago Funds







Scudder High Income Fund
Chicago
570,000
 $                   570,000
0.04%
4.00%
0.36%
7/29/2005
Scudder High Income Trust
Chicago
60,000
 $                     60,000
0.00%
4.00%
0.33%
7/29/2005
Scudder Multi-Market Income Trust
Chicago
30,000
 $                     30,000
0.00%
4.00%
0.31%
7/29/2005
Scudder Strategic Income Fund
Chicago
40,000
 $                     40,000
0.00%
4.00%
0.21%
7/29/2005
Scudder Total Return Fund
Chicago
40,000
 $                     40,000
0.00%
4.00%
-0.11%
7/29/2005
SVS II High Income Portfolio
Chicago
100,000
 $                   100,000
0.01%
4.00%
0.25%
7/29/2005
SVS II Strategic Income Portfolio
Chicago
10,000
 $                     10,000
0.00%
4.00%
0.09%
7/29/2005
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.00%
4.00%
-0.09%
7/29/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
10,000
 $                     10,000
0.00%
4.00%
0.05%
7/29/2005
New York Funds







Scudder High Income Plus Fund
New York
90,000
 $                     90,000
0.01%
4.00%
0.36%
7/29/2005
Total

975,000
 $                   975,000
0.06%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
867363AK9
87922RAD4
800907AG2
Issuer
SUNGARD DATA SYSTEMS INC
TELCORDIA TECHNOLOGIES
SANMINA SCI CORP
Underwriters
BoA, Citigroup, DBSI, Goldman Sachs, JP
Morgan, Morgan Stanley
Bear Stearns, DBSI, JP Morgan, Lehman Brothers
BoA, Citigroup, Merrill Lynch, ABN Amro, DBSI,
Key Capital, Piper Jaffray, Scotia Capital, Wells
Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SDS 10.25% 8/15/2015
TELCOR 10% 3/15/2013
SANM 6.75% 3/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/27/2005
3/11/2005
2/16/2005
Total amount of offering sold to QIBs
1,000,000,000
300,000,000
400,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,000,000,000
300,000,000
400,000,000
Public offering price
 $    100.00
 $   100.00
 $   100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.75%
2.00%
Rating
Caa1/B-
B3/B-
B1/B
Current yield
10.25%
10.00%
6.75%
Benchmark vs Spread (basis points)
600 bp
589 bp
262 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
570,000
 $                   570,000
0.06%
1.25%
-0.10%
9/30/2005
Scudder High Income Trust
Chicago
60,000
 $                     60,000
0.01%
1.25%
-0.74%
9/30/2005
Scudder Multi-Market Income Trust
Chicago
30,000
 $                     30,000
0.00%
1.25%
2.36%
9/30/2005
Scudder Strategic Income Fund
Chicago
45,000
 $                     45,000
0.00%
1.25%
0.77%
9/30/2005
Scudder Strategic Income Trust
Chicago
10,000
 $                     10,000
0.00%
1.25%
2.43%
9/30/2005
Scudder Total Return Fund
Chicago
40,000
 $                     40,000
0.00%
1.25%
-0.11%
9/30/2005
SVS II High Income Portfolio
Chicago
100,000
 $                   100,000
0.01%
1.25%
0.00%
9/30/2005
SVS II Strategic Income Portfolio
Chicago
10,000
 $                     10,000
0.00%
1.25%
0.70%
9/30/2005
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.00%
1.25%
-0.09%
9/30/2005
New York Funds







Scudder High Income Plus Fund
New York
95,000
 $                     95,000
0.01%
1.25%
-0.10%
9/30/2005
Total

975,000
 $                   975,000
0.10%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
9297664T7
64352VMA6
02660TET6
Issuer
WACHOVIA BANK COMMERCIAL
MORTGAGE TRUST
NEW CENTURY HOME EQUITY LOAN
TRUST
AMERICAN HOME MORTGAGE
INVESTMENT TRUST
Underwriters
Wachovia, DSBI, Goldman Sachs, Merrill Lynch,
Nomura
BoA, Countrywide Securities, Bear Stearns,
Northeast Securities
Lehman Brothers, Bear Stearns, UBS, RBS
Greenwich Capital, Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WBMCT 2005-C20 AMFX 5.179% 7/15/2042
NHCET 1005-A A6 4.594% 8/25/2035
AHM 2005-2 5A3 5.077% 9/25/2035
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Wachovia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/11/2005
6/16/2005
6/22/2005
Total amount of offering sold to QIBs
266,384,000
88,386,000
243,690,000
Total amount of any concurrent public offering
0
0
0
Total
266,384,000
88,386,000
243,690,000
Public offering price
 $       100.50
 $      100.00
 $       100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.18%
0.18%
0.15%
Rating
AAA/AAA
AAA/AAA
Aaa/AAA
Current yield
5.14%
4.59%
5.08%
Benchmark vs Spread (basis points)
32 bp
60 bp
85 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
6,855,000
 $                 6,888,973
2.57%
-0.06%
0.21%
9/30/2005
SVS I Bond Portfolio
Boston
1,550,000
 $                 1,557,682
0.58%
-0.06%
0.29%
9/30/2005
Chicago Funds







Scudder Total Return Fund
Chicago
5,620,000
 $                 5,647,853
2.11%
-0.06%
-0.11%
9/30/2005
SVS II Total Return Portfolio
Chicago
1,890,000
 $                 1,899,367
0.71%
-0.06%
-0.18%
9/30/2005
New York Funds







Scudder Fixed Income Fund
New York
12,020,000
 $               12,079,571
4.51%
-0.06%
0.41%
9/30/2005
Total

27,935,000
 $               28,073,446
10.49%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
96949VAJ2
638588AD5
640096AA1
Issuer
WILLIAM SCOTSMAN
NATIONSRENT INC
NEFF RENTAL
Underwriters
BoA, Citigroup, DBSI, Lehman Brothers, CIBC
Oppenheimer
Jefferies
CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SCOTS 8.5% 10/1/2015
NATREN 9.5% 5/1/2015
NEFFRT 11.25% 6/15/2015
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CIBC Oppenheimer
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/20/2005
4/21/2005
6/30/2005
Total amount of offering sold to QIBs
350,000,000
150,000,000
245,000,000
Total amount of any concurrent public offering
0
0
0
Total
350,000,000
150,000,000
245,000,000
Public offering price
 $    100.00
 $     100.00
 $       100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.00%
2.50%
Rating
B3/B
Caa1/B-
Caa1/B-
Current yield
8.50%
9.50%
11.25%
Benchmark vs Spread (basis points)
425 bp
429 bp
573 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
75,000
 $                     75,000
0.02%
1.25%
-0.40%
9/30/2005
SVS I Bond Portfolio
Boston
15,000
 $                     15,000
0.00%
1.25%
-0.43%
9/30/2005
Chicago Funds







Scudder High Income Fund
Chicago
5,510,000
 $                 5,510,000
1.57%
1.25%
-0.23%
9/30/2005
Scudder High Income Trust
Chicago
590,000
 $                   590,000
0.17%
1.25%
-0.34%
9/30/2005
Scudder Multi-Market Income Trust
Chicago
310,000
 $                   310,000
0.09%
1.25%
0.41%
9/30/2005
Scudder Strategic Income Fund
Chicago
400,000
 $                   400,000
0.11%
1.25%
-0.34%
9/30/2005
Scudder Strategic Income Trust
Chicago
75,000
 $                     75,000
0.02%
1.25%
0.42%
9/30/2005
Scudder Total Return Fund
Chicago
415,000
 $                   415,000
0.12%
1.25%
0.33%
9/30/2005
SVS II High Income Portfolio
Chicago
980,000
 $                   980,000
0.28%
1.25%
-0.12%
9/30/2005
SVS II Strategic Income Portfolio
Chicago
90,000
 $                     90,000
0.03%
1.25%
-0.35%
9/30/2005
SVS II Total Return Portfolio
Chicago
140,000
 $                   140,000
0.04%
1.25%
0.31%
9/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
100,000
 $                   100,000
0.03%
1.25%
-0.36%
9/30/2005
New York Funds







Scudder High Income Plus Fund
New York
915,000
 $                   915,000
0.26%
1.25%
-0.23%
9/30/2005
Scudder Limited Duration Plus Fund
New York
45,000
 $                     45,000
0.01%
1.25%
-0.04%
9/30/2005
Total

9,660,000
 $                 9,660,000
2.76%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
245085AA3
23326LAA0
171340AD4
Issuer
DEL LABORATORIES
DEL LABORATORIES
CHURCH & DWIGHT CO INC
Underwriters
Bear Stearns, JP Morgan, DBSI
Bear Stearns, JP Morgan, DBSI
Citigroup, JP Morgan, Mitsubishi Securities,
Natcity Investments, PNC Capital Markets, Scotia
Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
DLI FRN 11/1/2011
DLI 8% 2/1/2012
CHD 6% 12/15/2012
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
Bear Stearns
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/20/2005
1/19/2005
12/15/2004
Total amount of offering sold to QIBs
185,000,000
175,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
185,000,000
175,000,000
250,000,000
Public offering price
 $       100.00
 $       99.34
 $       100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.00%
1.75%
Rating
B2/B
Caa2/CCC+
Ba3/BB-
Current yield
9.23%
8.13%
6.00%
Benchmark vs Spread (basis points)
500 bp
844 bp
149 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
25,000
 $                     25,000
0.01%
2.58%
-0.10%
12/9/2005
Chicago Funds







Scudder High Income Fund
Chicago
3,895,000
 $                 3,895,000
2.11%
2.35%
1.03%
12/9/2005
Scudder High Income Trust
Chicago
425,000
 $                   425,000
0.23%
2.35%
0.95%
12/9/2005
Scudder Multi-Market Income Trust
Chicago
225,000
 $                   225,000
0.12%
2.31%
1.92%
12/9/2005
Scudder Strategic Income Fund
Chicago
290,000
 $                   290,000
0.16%
2.34%
0.58%
12/9/2005
Scudder Strategic Income Trust
Chicago
55,000
 $                     55,000
0.03%
2.32%
1.88%
12/9/2005
Scudder Total Return Fund
Chicago
315,000
 $                   315,000
0.17%
2.37%
4.62%
12/9/2005
SVS II High Income Portfolio
Chicago
650,000
 $                   650,000
0.35%
2.37%
0.99%
12/9/2005
SVS II Strategic Income Portfolio
Chicago
65,000
 $                     65,000
0.04%
2.38%
0.62%
12/9/2005
SVS II Total Return Portfolio
Chicago
105,000
 $                   105,000
0.06%
2.32%
4.57%
12/9/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
60,000
 $                     60,000
0.03%
2.05%
-0.10%
12/5/2005
New York Funds







Scudder High Income Plus Fund
New York
660,000
 $                   660,000
0.36%
2.36%
1.23%
12/9/2005
Scudder Limited Duration Plus Fund
New York
35,000
 $                     35,000
0.02%
2.51%
0.91%
12/9/2005
Total

6,805,000
 $                 6,805,000
3.68%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
428040BX6
96949VAJ2
640096AA1
Issuer
HERTZ CORP
WILLIAM SCOTSMAN
NEFF RENTAL
Underwriters
Deutsche Bank AG, Goldman Sachs, JP Morgan,
Lehman Brothers, Merrill Lynch, BNP Paribas,
Calyon, Royal Bank of Scotland
BoA, Citigroup, DBSI, Lehman Brothers, CIBC
Oppenheimer
CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HTZ 8.875% 1/1/2014
SCOTS 8.5% 10/1/2015
NEFFRT 11.25% 6/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which purchased
BNP Paribas
CIBC Oppenheimer
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/15/2005
9/20/2005
6/30/2005
Total amount of offering sold to QIBs
1,800,000,000
350,000,000
245,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,800,000,000
350,000,000
245,000,000
Public offering price
 $  100.00
 $   100.00
 $    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.25%
2.50%
Rating
B1/B
B3/B
Caa1/B-
Current yield
8.88%
8.50%
11.25%
Benchmark vs Spread (basis points)
449 bp
339 bp
550 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
 $                     75,000
 $                     75,000
0.00%
1.88%
0.47%
12/31/2005
SVS I Bond Portfolio
Boston
 $                     20,000
 $                     20,000
0.00%
1.88%
0.58%
12/31/2005
Chicago Funds







Scudder High Income Fund
Chicago
 $               11,095,000
 $               11,095,000
0.62%
1.88%
0.37%
12/31/2005
Scudder High Income Trust
Chicago
 $                 1,215,000
 $                 1,215,000
0.07%
1.88%
0.27%
12/31/2005
Scudder Multi-Market Income Trust
Chicago
 $                   650,000
 $                   650,000
0.04%
1.88%
0.72%
12/31/2005
Scudder Strategic Income Fund
Chicago
 $                   785,000
 $                   785,000
0.04%
1.88%
0.00%
12/31/2005
Scudder Strategic Income Trust
Chicago
 $                   160,000
 $                   160,000
0.01%
1.88%
0.60%
12/31/2005
Scudder Total Return Fund
Chicago
 $                   960,000
 $                   960,000
0.05%
1.88%
-1.04%
12/31/2005
SVS II High Income Portfolio
Chicago
 $                 1,950,000
 $                 1,950,000
0.11%
1.88%
0.49%
12/31/2005
SVS II Strategic Income Portfolio
Chicago
 $                   200,000
 $                   200,000
0.01%
1.88%
0.17%
12/31/2005
SVS II Total Return Portfolio
Chicago
320,000
 $                   320,000
0.02%
1.88%
-1.00%
12/31/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                     70,000
 $                     70,000
0.00%
1.88%
0.70%
12/31/2005
New York Funds







Scudder High Income Plus Fund
New York
 $                 1,930,000
 $                 1,930,000
0.11%
1.88%
0.69%
12/31/2005
Scudder Limited-Duration Plus Fund
New York
 $                     90,000
 $                     90,000
0.01%
1.88%
0.22%
12/31/2005
Total

19,520,000
 $               19,520,000
1.08%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
42805RAP4
15132CAB8
00204ABF7
Issuer
HERTZ VEHICLE FINANCING LLC
AESOP FUNDING II LLC
ARG FUNDING CORP
Underwriters
Lehman Brothers, DBSI, Merrill Lynch, Goldman
Sachs, JP Morgan, BNP Paribas, RBS Greenwich
Capital, Calyon Securities
DBSI, Barclays Capital, BoA, Merrill Lynch, RBS
Greenwich Capital, Scotia Capital, Wachovia
Securities
Lehman Brothers, Ixis Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HERTZ 2005-2A A2 4.93% 2/25/2010
AESOP 2005-1A A2 FRN 4/20/2009
ARGF 2005-1A A2 FRN 4/20/2009
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which purchased
Lehman Brothers
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/15/2005
2/17/2005
2/16/2005
Total amount of offering sold to QIBs
200,000,000
300,000,000
1,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
200,000,000
300,000,000
1,000,000,000
Public offering price
 $             100.00
 $            100.00
 $           100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.00%
0.00%
0.00%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
4.93%
4.43%
4.47%
Benchmark vs Spread (basis points)
14 bp
6 bp
19 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Short Term Bond Fund
Boston
 $                 8,502,000
 $                 8,502,000
4.25%
0.03%
0.00%
12/31/2005
Total

8,502,000
 $                 8,502,000
4.25%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
60467XAA5
125896AX8
125896AZ3
Issuer
MIRANT NORTH AMERICA
CMS ENERGY CORP
CMS ENERGY CORP
Underwriters
DBSI, Goldman Sachs, JP Morgan, CSFB, Lehman
Brothers, RBS Greenwich Capital
Citigroup, DBSI, BNP Paribas, Wedbush Morgan
Securities
Citigroup, Merrill Lynch, BofA, Keybank NA,
Williams Capital Group
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MRNTV 7.375% 12/31/2013
CMS 6.3% 2/1/2012
CMS 6.875% 12/15/2015
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/20/2005
1/13/2005
12/8/2005
Total amount of offering sold to QIBs
850,000,000
150,000,000
125,000,000
Total amount of any concurrent public offering
0
0
0
Total
850,000,000
150,000,000
125,000,000
Public offering price
 $       100.00
 $      99.82
 $     100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
1.75%
1.75%
Rating
B1/B-
B1/B+
B1/B+
Current yield
7.38%
6.38%
6.88%
Benchmark vs Spread (basis points)
292 bp
146 bp
171 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
 $                     15,000
 $                     15,000
0.00%
1.13%
0.40%
12/31/2005
Chicago Funds







Scudder High Income Fund
Chicago
 $                 2,220,000
 $                 2,220,000
0.26%
1.13%
0.30%
12/31/2005
Scudder High Income Trust
Chicago
 $                   145,000
 $                   145,000
0.02%
1.13%
0.10%
12/31/2005
Scudder Multi-Market Income Trust
Chicago
 $                   130,000
 $                   130,000
0.02%
1.13%
0.82%
12/31/2005
Scudder Strategic Income Fund
Chicago
 $                   155,000
 $                   155,000
0.02%
1.13%
0.22%
12/31/2005
Scudder Strategic Income Trust
Chicago
 $                     30,000
 $                     30,000
0.00%
1.13%
0.67%
12/31/2005
Scudder Total Return Fund
Chicago
 $                   195,000
 $                   195,000
0.02%
1.13%
-0.33%
12/31/2005
SVS II High Income Portfolio
Chicago
 $                   395,000
 $                   395,000
0.05%
1.13%
0.37%
12/31/2005
SVS II Strategic Income Portfolio
Chicago
 $                     40,000
 $                     40,000
0.00%
1.13%
0.35%
12/31/2005
SVS II Total Return Portfolio
Chicago
 $                     65,000
 $                     65,000
0.01%
1.13%
-0.31%
12/31/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                     10,000
 $                     10,000
0.00%
1.13%
0.42%
12/31/2005
New York Funds







Scudder High Income Plus Fund
New York
 $                   390,000
 $                   390,000
0.05%
1.13%
0.82%
12/31/2005
Scudder Limited-Duration Plus Fund
New York
 $                     20,000
 $                     20,000
0.00%
1.13%
0.32%
12/31/2005
Total

3,810,000
 $                 3,810,000
0.45%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
0001297627
45173E105
867652109
Issuer
SAIFUN SEMICONDUCTORS LTD
IKANOS COMMUNICATIONS
SUNPOWER CORP
Underwriters
Lehman Brothers, DBSI, CIBC, Raymond James,
William Blair & Co
Citigroup, Lehman Brothers, DBSI, Thomas
Weisel
CSFB, Lehman Brothers, First Albany, SG Cowen
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
SFUN US
IKAN US
SPWR US
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
Lehman Brothers
Citigroup
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/8/2005
9/21/2005
11/16/2005
Total dollar amount of offering sold to QIBs
 $                           117,500,000
 $                           76,800,000
 $                          138,600,000
Total dollar amount of any concurrent public offering
 $                  -
 $                                   -
 $                 -
Total
 $                      117,500,000
 $                     76,800,000
 $                    138,600,000
Public offering price
 $              23.50
 $                 12.00
 $             18.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
 $                   1.65
 $                   0.84
 $                  1.26
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







Scudder Technology Fund
Chicago
                        48,100
 $                 1,130,350
0.96%
32.30%
0.27%
11/9/2005
SVS II Small Cap Growth Portfolio
Chicago
                        11,800
 $                   277,300
0.24%
32.30%
0.39%
11/9/2005
SVS II Technology Growth Portfolio
Chicago
                          7,600
 $                   178,600
0.15%
32.30%
0.22%
11/9/2005
New York Funds







Scudder Micro Cap Fund
New York
                          4,400
 $                   103,400
0.09%
32.29%
0.45%
11/9/2005
Scudder Small Cap Growth Fund
New York
                        22,100
 $                   519,350
0.44%
32.30%
0.40%
11/9/2005
Total

94,000
 $                 2,209,000
1.88%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
84649R101
00752J108
451734107
Issuer
SPANSION INC
ADVANCED ANALOGIC TECHNOLOGIES
HIS INC
Underwriters
Citigroup, CSFB, DBSI, Dresdner Kleinwort, JP
Morgan, Merrill Lynch, Morgan Stanley, UBS
Morgan Stanley, Merrill Lynch, Piper Jaffray, SG
Cowan, Thomas Weisel Partners, AG Edwards, E-
Trade Securities Co, Neeham & Co
Citigroup, Goldman Sachs, Morgan Stanley,
Keybanc Capital Markets, Piper Jaffray, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
SPSN US
AATI US
IHS US
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/16/2005
8/3/2005
11/10/2005
Total dollar amount of offering sold to QIBs
 $                     506,400,000
 $                     106,000,000
 $                   232,240,000
Total dollar amount of any concurrent public offering
 $                    -
 $                  -
 $                -
Total
 $             506,400,000
 $              106,000,000
 $            232,240,000
Public offering price
 $                12.00
 $                 10.00
 $                 16.00
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
 $                     0.72
 $                     0.70
 $                   1.06
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







Sudder Technology Fund
Chicago
516,500
 $                 6,198,000
1.22%
16.00%
-2.10%
12/31/2005
SVS II Technology Growth Portfolio
Chicago
83,500
 $                 1,002,000
0.20%
16.00%
-2.00%
12/31/2005
Total

600,000
 $                 7,200,000
1.42%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
00635P107
926471103
126667104
Issuer
ADAMS RESPIRATORY THERAPUTICS INC
VICURON PHARMACEUTICALS
CV THERAPEUTICS
Underwriters
Merrill Lynch, Morgan Stanley, DBSI, RBC
Capital Markets
Morgan Stanley
Lehman Brothers, Merrill Lynch, First Albany,
Piper Jaffray, SG Cowen
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
ARXT US
MICU US
CVTX US
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/8/2005
9/30/2004
6/28/2005
Total dollar amount of offering sold to QIBs
 $                 247,660,000.00
 $                  70,800,000
 $                  157,680,000
Total dollar amount of any concurrent public offering
 $              -
 $            -
 $           -
Total
 $           247,660,000.00
 $           70,800,000
 $           157,680,000
Public offering price
 $      43.75
 $      14.75
 $       21.60
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
 $             2.19
 $           0.54
 $           1.19
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Global Discovery Fund
Boston
                        66,900
 $                 2,926,875
1.18%
-7.06%
3.32%
12/31/2005
SVS I Global Discovery Fund
Boston
                        32,400
 $                 1,417,500
0.57%
-7.06%
3.31%
12/31/2005
Total

99,300
 $                 4,344,375
1.75%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
4491304006
254543101
43365Y104
Issuer
HYNIX SEMICONDUCTOR
DIODES INC
HITTITE MICROWAVE CORP
Underwriters
Citigroup, CSFB, Deutsche Bank AG, Merrill
Lynch, Woori Investment & Securities Co
UBS, AG Edwards, CE Unterberg Towbin,
Raymond James, WR Hambrecht, Stanford Group
Co
Lehman Brothers, Needham & Co, Piper Jaffray,
Thomas Weisel Partners, Chatsworth Securities,
National Financial Services, Oppenheimer & Co,
Raymond James
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
CSFB
DIODE US
HITT US
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/26/2005
9/22/2005
7/21/2005
Total dollar amount of offering sold to QIBs
 $         1,207,744,000
 $              89,380,000
 $             76,500,000
Total dollar amount of any concurrent public offering
 $     -
 $                -
 $         -
Total
 $         1,207,744,000
 $           89,380,000
 $         76,500,000
Public offering price
 $           18.43
 $            35.75
 $         17.00
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
1.88%
1.83%
1.19%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Emerging Markets Growth Fund
Boston
                        83,000
 $                 1,530,022
0.13%
84.44%
15.17%
12/31/2005
Scudder Global Fund
Boston
                      345,200
 $                 6,363,417
0.53%
50.39%
9.82%
12/16/2005
Chicago Funds







Scudder Technology Fund
Chicago
666,000
 $               12,277,044
1.02%
36.50%
9.31%
12/9/2005
SVS II Technology Growth Portfolio
Chicago
105,700
 $                 1,948,474
0.16%
48.82%
9.62%
12/16/2005
SVS II Global Blue Chip Portfolio
Chicago
31,400
 $                   578,828
0.05%
36.50%
9.24%
12/9/2005
Total

1,231,300
 $               21,167,762
1.75%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
427093109
88889T107
406216101
Issuer
HERCULES OFFSHORE INC
TODCO
HALLIBURTON CO
Underwriters
Citigroup, CSFB, DBSI, Howard Weil, Simmons
& Co, CMG Institutional Trading, Jefferies, Petrie
Parkman, Pritchard Capital Partners, Sanders
Morris Harris, Sterne Agee & Leach
Citigroup, JP Morgan, UBS
Citigroup, Goldman Sachs, JP Morgan, Merrill
Lynch, Morgan Stanley, UBS, CSFB, DBSI,
Dresdner Kleinwort, Lehman Brothers, Simmons
& Co, Wachovia Securities
Years of continuous operation, including predecessors
< 3 years -- see attached memo
> 3 years
> 3 years
Ticker
HERO US
THE US
HAL US
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
Co-Mangager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/26/2005
5/11/2005
3/11/2005
Total dollar amount of offering sold to QIBs
 $                184,000,000
 $                246,000,000
 $              2,528,750,000
Total dollar amount of any concurrent public offering
 $     -
 $         -
 $         -
Total
 $ 184,000,000
 $      246,000,000
 $     2,528,750,000
Public offering price
 $           20.00
 $         20.50
 $          42.50
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
 $          1.40
 $             0.31
 $             0.79
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







SVS II Small Cap Growth Portfolio
Chicago
40,600
 $                   812,000
0.44%
6.10%
-1.30%
10/28/2005
New York Funds







Scudder Micro Cap Fund
New York
                        15,200
 $                   304,000
0.17%
6.09%
-0.37%
10/28/2005
Scudder Small Cap Growth Fund
New York
75,800
 $                 1,516,000
0.82%
6.10%
-1.30%
10/28/2005
Total

131,600
 $                 2,632,000
1.43%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
06985P100
112211107
90653P105
Issuer
BASIC ENERGY SERVICES INC
BRONCO DRILLING CO
UNION DRILLING INC
Underwriters
CSFB, Goldman Sachs, DBSI, Hibernia Southcoast
Capital, Howard Weil, Lehman Brothers, Pickering
Energy Partners, Raymond James, RBC Capital
Markets, UBS
Johnson Rice, Jefferies, Calyon Securities,
Friedman Billings Ramsey
JP Morgan, Jefferies & Co, Bear Stearns, RBC
Capital Markets
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
BAS US
BRNC US
UDRL US
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/8/2005
8/15/2005
11/22/2005
Total dollar amount of offering sold to QIBs
 $            250,000,000
 $             86,700,000
 $           123,530,000
Total dollar amount of any concurrent public offering
 $             -
 $                      -
 $            -
Total
 $     250,000,000
 $      86,700,000
 $        123,530,000
Public offering price
 $           20.00
 $          17.00
 $      14.00
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
 $     1.30
 $     1.19
 $       0.95
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







SVS II Small Cap Growth Portfolio
Chicago
9,400
 $                   188,000
0.08%
7.29%
0.59%
12/9/2005
New York Funds







Scudder Micro Cap Fund
New York
                          3,400
 $                     68,000
0.03%
7.29%
0.85%
12/9/2005
Scudder Small Cap Growth Fund
New York
17,700
 $                   354,000
0.14%
7.29%
0.65%
12/9/2005
Total

30,500
 $                   610,000
0.24%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
38259P508
690370101
05069A302
Issuer
GOOGLE INC
OVERSTOCK.COM
AUDIBLE INC
Underwriters
CSFB, Morgan Stanley, Allen & Co, Blaylock &
Partners, Capital Management, CIBC World
Markets, Citigroup, DBSI, JP Morgan, Lazard
Bank, Lehman Brothers, Loop Capital Markets,
MR Beal, Needham & Co, Piper Jaffray, Siebert
Capital Markets, Thomas Weisel, UBS
Lehman Brothers, Legg Mason, Piper Jaffray, WR
Hambrecht, Avondale Partners, Pacific Growth
Equities
Citigroup, Adams Harkness & Hill, America's
Growth Capital, Kaufman Brothers, Merriman
Curhan Ford, ThinkEquity Partners
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
GOOG US
OSTK US
ADBL US
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/14/2005
11/17/2004
11/17/2004
Total dollar amount of offering sold to QIBs
 $              4,176,990,000
 $             69,040,000
 $            128,010,000
Total dollar amount of any concurrent public offering
 $               -
 $             -
 $           -
Total
 $        4,176,990,000
 $        69,040,000
 $         128,010,000
Public offering price
 $          295.00
 $        57.53
 $        24.50
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
4.43%
2.88%
1.29%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago







Scudder Technology Fund
Chicago
40,500
 $               11,947,500
0.29%
7.27%
-0.18%
9/30/2005
SVS II Technology Growth Portfolio
Chicago
6,400
 $                 1,888,000
0.05%
7.27%
-0.11%
9/30/2005
Total

46,900
 $               13,835,500
0.33%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
45173E105
552715104
736187204
Issuer
IKANOS COMMUNICATIONS
MEMC ELECTRONIC MATERIALS
PORTALPLAYER INC
Underwriters
Citigroup, Lehman Brothers, DBSI, Thomas
Weisel
Lehman Brothers, Merrill Lynch
Citigroup, CSFB, Needham & Co, SG Cowen
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
IKAN US
WFR US
PLAY US
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/21/2005
8/17/2005
11/18/2004
Total dollar amount of offering sold to QIBs
 $      76,800,000
 $      314,810,000
 $      106,250,000
Total dollar amount of any concurrent public offering
 $  -
 $                 -
 $              -
Total
 $             76,800,000
 $              314,810,000
 $              106,250,000
Public offering price
 $                   12.00
 $                 17.25
 $                 17.00
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
0.84%
0.16%
1.19%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







SVS II Small Cap Growth Portfolio
Chicago
43,400
 $                   520,800
0.68%
2.98%
0.78%
9/23/2005
New York Funds







Scudder Small Cap Fund
New York
84,000
 $                 1,008,000
1.31%
2.98%
0.77%
9/23/2005
Scudder Micro Cap Fund
New York
15,800
 $                   189,600
0.25%
2.98%
0.55%
9/23/2005
Total

143,200
 $                 1,718,400
2.24%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
378967103
001744101
19421R200
Issuer
GLOBAL CASH ACCESS
AMN HEALTHCARE SERVICES
COLLECTORS UNIVERSE
Underwriters
Goldman Sachs, JP Morgan, BoA, Bear Stearns,
Citigroup, DBSI, SG Cowen, Wachovia
BoA, JP Morgan, Ryan Beck, SunTrust Robinson
Humphrey
Thomas Weisel, Needham & Co, Roth Capital
Partners
Years of
continuous
operation,
including
predecessors
> 3 years
> 3 years
> 3 years
Ticker
GCA US
AHS US
CLCT US
Is the affiliate
a manager or
co-manager
of offering?
Co-Manager
N/A
N/A
Name of
underwriter
or dealer
from which
purchased
Goldman Sachs
N/A
N/A
Firm
commitment
underwriting?
Yes
Yes
Yes
Trade
date/Date of
Offering
9/22/2005
5/23/2005
2/16/2005
Total dollar
amount of
offering sold
to QIBs
 $ 224,900,000
 $ 127,190,000
 $     52,500,000
Total dollar
amount of
any
concurrent
public
offering
 $       -
 $       -
 $       -
Total
 $ 224,900,000
 $        127,190,000
 $        52,500,000
Public
offering price
 $      14.00
 $      13.75
 $       17.50
Price paid if
other than
public
offering price
 N/A
 N/A
N/A
Underwriting
spread or
commission
0.98%
0.62%
0.96%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific
Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







SVS II Small Cap Growth
Portfolio
Chicago
31,400
 $                   439,600
0.20%
0.71%
1.49%
9/30/2005
New York Funds







Scudder Mid Cap Growth
Fund
New
York
153,800
 $                 2,153,200
0.96%
0.71%
2.15%
9/30/2005
Scudder Small Cap Growth
Fund
New
York
59,500
 $                   833,000
0.37%
0.71%
1.67%
9/30/2005
Total

244,700
 $                 3,425,800
1.52%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
00506TAE5
867363AG8
00506TAB1
Issuer
ACTIVANT SOLUTIONS INC
SUNGARD DATA SYSTEMS INC
ACTIVANT SOLUTIONS INC
Underwriters
DBSI, JP Morgan
Citigroup, DBSI, Goldman Sachs, JP Morgan,
Morgan Stanley
DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
COOPCP FRN 4/1/2010
SDS FRN 8/15/2013
COOPCP FRN 4/1/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
JP Morgan
Goldman Sachs
JP Morgan
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/6/2005
7/27/2005
3/10/2005
Total amount of offering sold to QIBs
145,000,000
400,000,000
120,000,000
Total amount of any concurrent public offering
0
0
0
Total
145,000,000
400,000,000
120,000,000
Public offering price
 $      100.00
 $     100.00
 $     100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.25%
2.75%
Rating
B2e, B+
B3/B-
B2/B+
Current yield
10.05%
8.52%
10.05%
Benchmark vs Spread (basis points)
600 bp
360 bp
103 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
300,000
 $                   300,000
0.21%
3.13%
1.59%
12/31/2005
Scudder High Income Trust
Chicago
30,000
 $                     30,000
0.02%
3.13%
0.90%
12/31/2005
Scudder Multi-Market Income Trust
Chicago
15,000
 $                     15,000
0.01%
3.13%
2.33%
12/31/2005
Scudder Strategic Income Fund
Chicago
20,000
 $                     20,000
0.01%
3.13%
0.44%
12/31/2005
Scudder Total Return Fund
Chicago
20,000
 $                     20,000
0.01%
3.13%
3.05%
12/31/2005
SVS II High Income Portfolio
Chicago
55,000
 $                     55,000
0.04%
3.13%
1.48%
12/31/2005
New York Funds







Scudder High Income Plus Fund
New York
50,000
 $                     50,000
0.03%
3.13%
1.65%
12/31/2005
Total

490,000
 $                   490,000
0.34%